                                                                    EXHIBIT 99.1



                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                           Florsheim Group Inc. et al
                     The Florsheim Shoe Store Company - West
                  The Florsheim Shoe Store Company - Northeast
                      Florsheim Occupational Footwear, Inc.
                              L.J. O'Neill Shoe Co.

                             Case Number 02 B 08209
                             (Jointly Administrated)

                            Monthly Operating Report
                                  July 31, 2005

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


        CASE NAME:    FLORSHEIM GROUP INC.       CASE NO.     02 B 08209
                      --------------------                    ----------


                            SUMMARY OF CASH ACCOUNTS



ENDING BALANCE IN:                           06/30/05         07/31/05
                                          -------------     -------------
Associated Bank                           $  226,113.71     $  220,227.91

BT Commercial Escrow                         144,008.24        144,008.24

Shaw Gussis Fishman Glantz Wolfman &
   Towbin LLC - Preference Account II        912,718.65        831,162.64
                                          -------------     -------------
TOTAL                                     $1,282,840.60     $1,195,398.79
                                          =============     =============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                          CASH RECEIPTS - JULY 31, 2005

                              SHAW GUSSIS
DATE                      PREFERENCE ACCT.II
----                      ------------------

 07/01/05                   $       -
 07/02/05                           -
 07/03/05                           -
 07/04/05                           -
 07/05/05                           -
 07/06/05                           -
 07/07/05                           -
 07/08/05                           -
 07/09/05                           -
 07/10/05                           -
 07/11/05                           -
 07/12/05                           -
 07/13/05                           -
 07/14/05                           -
 07/15/05                           -
 07/16/05                           -
 07/17/05                           -
 07/18/05                           -
 07/19/05                           -
 07/20/05                           -
 07/21/05                           -
 07/22/05                           -
 07/23/05                           -
 07/24/05                           -
 07/25/05                           -
 07/26/05                      6,250.00 1)
 07/27/05                           -
 07/28/05                         13.50 2)
 07/29/05                           -
 07/30/05                           -
 07/31/05                           -
                            -----------
TOTAL RECEIPTS              $  6,263.50
                            ===========


 1) Preference recoveries.
 2) Restitution payment.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                       CASH DISBURSEMENTS - JULY 31, 2005





       DATE           CHECK NUMBER             PAYMENTS               ASSOCIATED BANK
       ----           ------------       ---------------------        ---------------
     07/01/05             1267           F. Terrence Blanchard        $    4,640.76
     07/13/05             1268           Ben Alvendia                        150.00
     07/13/05             1269           Sonnenberg & Anderson             1,095.04
                           --
                                                                      -------------
                                         Total                        $    5,885.80
                                                                      =============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                       CASH DISBURSEMENTS - JULY 31, 2005


                                                                                      SHAW GUSSIS
       DATE              CHECK NUMBER         PAYMENTS                           PREFERENCE ACCOUNT II
       ----              ------------         --------                           ---------------------
     07/01/05                 --              Correct Check # 1171                      $      (6.99)
     07/11/05                1173             Shaw Gussis Fishman                          25,718.85
     07/14/05                1174             D'Ancona & Plaum                             26,113.50
     07/19/05                1175             Shaw Gussis Fishman                           2,984.32
     07/19/05                1176             Deloitte & Touche                            25,070.98
     07/25/05                1177             Kronish & Lieb                                2,487.32
     07/25/05                1178             F. Terrence Blanchard                         4,312.50
     07/25/05                1179             Iron Mountain Record Management                 274.03
     07/25/05                1180             Bowne of Chicago                                865.00
                                                                                        ------------
                                                                                        $  87,819.51
                                                                                        ============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC. / CASE NUMBER 02 B 08209
                                  JULY 31, 2005

BT COMMERCIAL CORPORATION
LOAN ACCOUNT


                                                                       POST-PETITION
                                                                           LOAN
    DATE                   PAYMENTS         BORROWINGS                    BALANCE
--------------             --------         -----------               --------------
OPENING BALANCE                                                        $6,912,679.88

  07/01/05                 $    -           $    -                     $6,912,679.88
  07/02/05                      -                -                      6,912,679.88
  07/03/05                      -                -                      6,912,679.88
  07/04/05                      -                -                      6,912,679.88
  07/05/05                      -                -                      6,912,679.88
  07/06/05                      -                -                      6,912,679.88
  07/07/05                      -                -                      6,912,679.88
  07/08/05                      -                -                      6,912,679.88
  07/09/05                      -                -                      6,912,679.88
  07/10/05                      -                -                      6,912,679.88
  07/11/05                      -                -                      6,912,679.88
  07/12/05                      -                -                      6,912,679.88
  07/13/05                      -                -                      6,912,679.88
  07/14/05                      -                -                      6,912,679.88
  07/15/05                      -                -                      6,912,679.88
  07/16/05                      -                -                      6,912,679.88
  07/17/05                      -                -                      6,912,679.88
  07/18/05                      -                -                      6,912,679.88
  07/19/05                      -                -                      6,912,679.88
  07/20/05                      -                -                      6,912,679.88
  07/21/05                      -                -                      6,912,679.88
  07/22/05                      -                -                      6,912,679.88
  07/23/05                      -                -                      6,912,679.88
  07/24/05                      -                -                      6,912,679.88
  07/25/05                      -                -                      6,912,679.88
  07/26/05                      -                -                      6,912,679.88
  07/27/05                      -                -                      6,912,679.88
  07/28/05                      -                -                      6,912,679.88
  07/29/05                      -                -                      6,912,679.88
  07/30/05                      -                -                      6,912,679.88
  07/31/05                      -                -                      6,912,679.88
                           ------           ------
Total                      $    -           $    -
                           ======           ======


                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


  CASE NAME:       FLORSHEIM GROUP INC.       CASE NO.            02 B 08209
                   -------------------                            ----------


                          STATEMENT OF AGED RECEIVABLES

                                  JULY 31, 2005

ACCOUNTS RECEIVABLE:

           Beginning of Month Balance       $  340,228
                                            ----------

           Add: Sales on Account                     -
                                            ----------

           Less: Collections                         -
                                            ----------

           Adjustments                               -
                                            ----------

           End of the Month Balance         $  340,228
                                            ==========


   Note - All accounts receivable are fully reserved.

          0-30       31-60         61-90         OVER 90         END OF MONTH
          DAYS        DAYS          DAYS          DAYS               TOTAL
          ----       -----         -----       ----------        -------------

          $ -        $  -          $  -        $  340,228         $  340,228
          ===        ====          ====        ==========         ==========



                     ACCOUNTS PAYABLE AGING - JULY 31, 2005


          0-30       31-60         61-90        OVER 90          END OF MONTH
          DAYS        DAYS          DAYS          DAYS               TOTAL
        --------     -----         -----       -----=----        -------------
        $355,034     $  90         $  37       $   74,794        $   429,955
        ========     =====         =====       ==========        ===========


                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


         CASE NAME:   FLORSHEIM GROUP INC.    CASE NO.  02 B 08209
                      -------------------               ----------


                                TAX QUESTIONNAIRE

                          FOR MONTH ENDED JULY 31, 2005

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

               1. Federal Income Taxes                   Yes (x)     No ( )
               2. FICA withholdings                      Yes (x)     No ( )
               3. Employee's withholdings                Yes (x)     No ( )
               4. Employer's FICA                        Yes (x)     No ( )
               5. Federal Unemployment Taxes             Yes (x)     No ( )
               6. State Income Taxes                     Yes (x)     No ( )
               7. State Employee withholdings            Yes (x)     No ( )
               8. All other state taxes                  Yes (x)     No ( )


If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



DECLARATION UNDER PENALTY OF PERJURY


I, F. Terrence Blanchard, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under the penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                                         /s/ F. Terrence Blanchard
                                         -------------------------------------
                                         For the Debtor In Possession (Trustee)



                                         Print or type name and capacity of
                                         person signing this Declaration:


                                         F. Terrence Blanchard
                                         ---------------------------------------
                                         President and Chief Financial Officer
                                         Florsheim Group Inc.


DATED:    August 19, 2005